UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05476

LORD ABBETT GLOBAL FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Christina T. Simmons, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Item 1:               Report to Shareholders.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Global Equity Fund
Global Income Fund

For the fiscal year ended December 31, 2006

Lord Abbett Global Fund
Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Global Equity Fund's and Lord Abbett Global Income Fund's performance for the year ended December 31, 2006. On this and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: International equity markets posted strong returns during the fiscal year ended December 31, 2006. The MSCI EAFE® Index with Net Dividends,1 primarily a large company index, rose 26.3% (in U.S. dollar terms), and the S&P/Citigroup Extended Market World Ex-U.S. Index,2 primarily a small company index, rose 29.4% (in U.S. dollar terms), outperforming the U.S. equity markets, as measured by the S&P 500® Index,3 which rose 15.8% (in U.S. dollar terms). Developed markets, led by Europe, which made up nearly 70% of the MSCI

EAFE Index (as of December 31, 2006), had a strong 12 months with double-digit returns posted by most developed market indexes. Emerging markets also performed well: the MSCI Emerging Market Index with Net Dividends4 returned 32.2% (in U.S. dollar terms) over the period.

Despite political instability in some regions, higher oil prices, inflation concerns, and central bank interest rate increases, global equities performed well through the end of 2005 and into 2006. Continental Europe continued to benefit from solid balance sheets, domestic investment, and merger and acquisition activity. The United Kingdom was supported by the revival of the housing market, as well as its central position within the evolving European financial industry. Although Japan appeared to have seen the end of deflation, new regulation in the consumer-finance industry and shrinking liquidity created a challenging environment for Japanese equities.

Emerging markets experienced a sell-off during the spring when global growth concerns heightened, but returned to favor in the second half of the year as concerns dissipated. Emerging market bonds and equities benefited from high commodity prices and an increased risk appetite.

The currency markets remained generally calm until November, when the U.S. dollar declined against the euro amid talk that central banks were diversifying out of U.S. dollars. The Japanese yen weakened throughout the year as expectations of additional interest rate hikes in that nation were disappointed.

Lord Abbett Global Equity Fund

Q: How did the Global Equity Fund perform during the year ended December 31, 2006?

A: The Fund returned 18.1%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the MSCI World Index with Gross Dividends,5 which returned 20.7% over the same period. (For complete annualized performance of the Fund, please see chart on page 6.)

Q: What were the most significant factors affecting performance?

A: The materials sector was the most significant detractor from the Fund's performance relative to its benchmark for the one-year period, followed by the healthcare sector and the utilities sectors. An underweight position in utilities and an overweight in the healthcare sector, along with stock selection in those sectors, hurt performance.

Among individual holdings that detracted from performance were materials sector holdings Newmont Mining Corp., a leading gold producer, and Wacker Chemie AG, a manufacturer of a variety of chemical products; financials holding Aiful Corp., a consumer financing firm; consumer discretionary holding Yamada Denki Co., Ltd., an operator of consumer electronic mass sales stores throughout Japan; and telecommunications services holding Mobile TeleSystems, a provider of mobile telephone services in Russia and the former Soviet Union.

The greatest contributor to the Fund's performance relative to its benchmark was the energy sector, followed by the telecommunications sector and the consumer staples sector.

Among individual holdings that contributed to performance were telecommunications holdings Millicom International Cellular S.A. (the Fund's number-one contributor), an operator of cellular telephone systems worldwide, and China Unicom Ltd., a provider of telecommunications services in the People's Republic of China; and energy holding ExxonMobil Corp., a worldwide operator of petroleum and petrochemicals businesses.

Two financials holdings also contributed to performance: BNP Paribas, a firm that attracts deposits and offers advisory and capital markets, specialized financing, and corporate banking services, and British Land Co. plc, an investor in income-producing and freehold commercial properties.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Global Income Fund

Q: How did the Global Income Fund perform during the year ended December 31, 2006?

A: The Fund returned 5.2%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Lehman Brothers Global Aggregate Bond Index,6 which returned 6.9% over the same period. (For complete annualized performance of the Fund, please see chart on page 7.)

Q: What were the most significant factors affecting performance?

A: Detracting from the Fund's performance relative to its benchmark was the portfolio's underweight in investment-grade corporate bonds. In riskier assets, the portfolio's positions in emerging market bonds (particularly in the local-currency denominated bonds of Brazil, Poland, and Turkey) were largely sold off in the second quarter as inflation concerns and interest rate hikes by central banks decreased investors' appetite for risk, negatively affecting risky asset classes in general. When emerging market bonds recovered in the second half of the year, the portfolio's underweight in that sector detracted from relative performance. Positions in the Turkish lira also took away from performance during the year.

Contributing to the Fund's performance relative to its benchmark was the portfolio's overweight in U.S. bonds; an underweight in European bonds also aided performance. Another factor contributing to performance was the portfolio's greater exposure to the long end of the European yield curve, particularly 30-year securities, and an underweight in intermediate-term securities. As the European Central Bank continued to raise short-term interest rates, bonds on the long end increased in value. An overweight in mortgage-backed securities also added to performance.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The MSCI EAFE® Index with Net Dividends is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia, and the Far East. It is an unmanaged capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets.

2  The S&P/Citigroup Global Equity Index System and the names of each of the indexes and subindexes that it comprises, each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P/Citigroup Extended Market World Ex-U.S. Index is a subset of the Global Citigroup Extended Market Index (EMI). The S&P/Citigroup Small Cap World Index is a subset of the Global Broad Market Index (BMI). The S&P/Citigroup U.S. $500 Million – U.S. $2.5 Billion World Ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World Ex-U.S. composite includes all developed countries except the United States.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The MSCI Emerging Market Index with Net Dividends is an unmanaged capitalization index that is designed to measure equity market performance in global emerging markets. The index consists of 25 emerging market indices.

5  The MSCI World Index with Gross Dividends is an unmanaged capitalization index representing the industry composition and a sampling of small, medium and large capitalization companies from global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia, and the Far East.

6  The Lehman Brothers Global Aggregate Bond Index is a broad-based measure of the global investment-grade, fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro/yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Funds' prospectuses.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, each Fund's returns would have been lower.

The views of the Funds' management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see the Funds' prospectuses.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Global Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) World Index ("With Gross Dividends") and the MSCI World Index ("With Net Dividends"), assuming reinvestment of all dividends and distributions. "With Net Dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI World Index. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Life of Class
Class A3	11.29%	7.30%	4.29%	—
Class B4	13.28%	7.73%	4.21%	—
Class C5	17.25%	7.84%	4.22%	—
Class Y6	18.46%	—	—	17.88%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indexes is not necessarily representative of the Fund's performance.

3  Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all distributions reinvested for the periods shown ending December 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class Y shares were first offered on October 19, 2004. Performance is at net asset value.

Global Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Lehman Brothers Global Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.21%	5.84%	3.52%	—
Class B4	0.67%	6.02%	3.37%	—
Class C5	4.66%	6.25%	3.39%	—
Class P6	5.34%	6.69%	—	3.63%
Class Y7	5.75%	—	—	2.67%

1  Reflects the deduction of the maximum initial sales charge of 4.75%.

2  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.

3  Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class P shares were first offered on March 4, 1999. Performance is at net asset value.

7  Class Y shares were first offered on October 19, 2004. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

Global Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class A
Actual	$1,000.00	$1,129.40	$8.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$8.13
Class B
Actual	$1,000.00	$1,125.40	$12.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.89	$11.42
Class C
Actual	$1,000.00	$1,125.30	$12.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.89	$11.42
Class Y
Actual	$1,000.00	$1,131.00	$6.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.92	$6.36

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.60% for Class A, 2.25% for Classes B and C, and 1.25% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Consumer Discretionary	8.97%
Consumer Staples	15.68%
Energy	5.46%
Financials	21.05%
Health Care	11.24%
Industrials	12.22%
Information Technology	8.11%
Materials	4.31%
Telecommunication Services	6.54%
Utilities	3.18%
Short-Term Investment	3.24%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Global Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class A
Actual	$1,000.00	$1,038.10	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual	$1,000.00	$1,034.70	$10.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.37	$9.91
Class C
Actual	$1,000.00	$1,034.60	$10.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.37	$9.91
Class P
Actual	$1,000.00	$1,039.60	$6.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	$6.01
Class Y
Actual	$1,000.00	$1,039.90	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class ( 1.30% for Class A, 1.95% for Classes B and C, 1.18% for Class P and 0.95% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Basic Industry	0.03%
Consumer Cyclical	0.04%
Consumer Non-Cyclical	0.25%
Energy	0.13%
Finance & Investment	6.88%
Media	0.25%
Services Cyclical	0.04%
Services Non-Cyclical	0.18%
Technology & Electronics	0.04%
Telecommunications	0.68%
Sector*	%**
Utility	0.27%
Agency	7.42%
Banking	5.12%
Government Guaranteed	12.03%
Mortgage Backed	23.81%
Foreign Sovereign	35.69%
Sovereign	2.57%
Short-Term Investments	4.57%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments

GLOBAL EQUITY FUND December 31, 2006

Investments	Shares	U.S. $ Value (000)
COMMON STOCKS 97.04%
Australia 0.90%
Coca-Cola Amatil Ltd.	84,861	$520
Downer EDI Ltd.	81,832	452
Total		972
Austria 1.01%
Erste Bank der Oesterreichischen Sparkassen AG~	6,943	532
Telekom Austria AG~	20,761	554
Total		1,086
Belgium 0.92%
Delhaize Group	8,539	712
InBev N.V./S.A.	4,180	276
Total		988
Bermuda 0.24%
XL Capital Ltd. Class A	3,600	259
Brazil 0.34%
Petroleo Brasileiro S.A. ADR	3,950	366
Canada 1.79%
Addax Petroleum Corp.	5,750	161
Alcan, Inc.	17,360	846
Barrick Gold Corp.	18,506	568
OPTI Canada Inc.*	20,990	356
Total		1,931
Egypt 0.71%
Orascom Telecom Holding (S.A.E.) GDR	11,600	766
France 2.19%
AXA	10,302	417
BNP Paribas S.A.	4,089	446
Carrefour S.A.	6,658	404
Sanofi-Aventis	4,814	445
Schneider Electric S.A.	2,419	269
VINICI S.A.	2,988	382
Total		2,363

Investments	Shares	U.S. $ Value (000)
Germany 6.22%
adidas-Salomon AG	15,277	$761
Allianz AG Registered Shares	2,690	550
Deutsche Post AG Registered Shares	22,321	673
E. On AG	2,431	330
Fresenius Medical Care AG & Co. KGaA	8,545	1,139
Hannover Rockversicherung AG*	6,103	283
Henkel KGaA	4,867	631
Linde AG	5,410	559
RWE AG	2,280	251
SAP AG	10,352	550
Siemens AG	5,647	560
Symrise GmbH & Co. AG*	16,383	422
Total		6,709
Greece 1.79%
Greek Postal Savings Bank*	17,568	414
National Bank of Greece S.A.	26,627	1,227
Piraeus Bank S.A.	8,890	287
Total		1,928
Hong Kong 1.60%
Agile Property Holdings Ltd.	394,000	370
China Unicom Ltd.	466,860	684
Galaxy Entertainment Group Ltd.*	282,000	264
Melco Int'l. Development Ltd.	76,000	180
Melco PBL Entertainment (Macau) Ltd. ADR*	10,500	223
Total		1,721
Indonesia 0.73%
Indosat tbk PT~	1,041,000	790

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND December 31, 2006

Investments	Shares	U.S. $ Value (000)
Israel 0.25%
Teva Pharmaceutical Industries Ltd. ADR	8,630	$268
Italy 1.06%
Mediaset S.p.A.	30,030	356
Mediobanca S.p.A.	33,492	791
Total		1,147
Japan 8.55%
Don Quijote Co., Ltd.	32,600	623
East Japan Railway Co.	81	541
Eisai Co. Ltd.	7,700	423
Fanuc Ltd.	5,700	561
Jupiter Telecommunications Co., Ltd.*	898	724
Nippon Commercial Investment REIT*	199	814
Nissan Motors Co., Ltd.	68,700	827
Nissin Food Products Co., Ltd.	17,032	631
NSK Ltd.	60,000	591
ORIX Corp.	2,664	771
Ricoh Co., Ltd.	32,600	666
Sumitomo Corp.	46,200	691
Sumitomo Electric Industries, Ltd.	12	–	(a)
Sumitomo Mitsui Financial Group	65	666
Tokyo Tatemono Co., Ltd.	62,000	691
Yamada Denki Co., Ltd.	7	1
Total		9,221
Kazakhstan 0.95%
Halyk Savings Bank GDR†	2,000	44
Kazkommertsbank GDR*†	42,300	977
Total		1,021
Luxembourg 0.50%
Millicom Int'l. Cellular S.A.*	8,790	542

Investments	Shares	U.S. $ Value (000)
Netherlands 1.44%
ING Groep N.V. CVA	12,738	$565
Koninklijke Ahold N.V.*	39,467	420
Schlumberger Ltd.	9,046	571
Total		1,556
Norway 1.45%
Petroleum Geo-Services ASA*	23,190	545
Teekay Petrojarl ASA*	23,320	263
Telenor ASA	40,250	757
Total		1,565
South Africa 0.69%
MTN Group Ltd.	60,754	739
South Korea 1.49%
Hana Financial Holdings~	13,954	733
Kookmin Bank*~	5,300	426
Samsung Electronics Co., Ltd.~	675	443
Total		1,602
Spain 0.71%
Cintra, Concesiones de Infraestructuras de Transporte, S.A.	22,142	371
Enagas, S.A.	17,071	397
Total		768
Switzerland 3.17%
Julius Baer Holding Ltd.	8,435	929
Nestle S.A. Registered Shares	1,529	543
Novartis AG ADR	17,225	990
Novartis AG Registered Shares	8,978	518
UBS AG Registered Shares	7,261	441
Total		3,421
Taiwan 0.78%
Acer Inc.	133,000	277
MediaTek Inc.	54,600	565
Total		842

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND December 31, 2006

Investments	Shares	U.S. $ Value (000)
United Kingdom 12.38%
Acergy S.A.*	22,000	$423
Aegis Group plc	219,691	602
Aviva plc	51,051	822
BAE Systems plc	111,754	932
British Land Company plc (The)	35,742	1,199
Enterprise Inns plc	21,465	569
Kesa Electricals plc	104,347	693
Prudential plc	58,156	797
Punch Taverns plc	28,453	713
Reckitt Benckiser plc	19,863	908
Rolls-Royce Group plc*	40,302	353
Royal Bank of Scotland Group plc (The)	11,971	467
SABMiller plc	40,263	926
Shire plc	26,186	543
Smiths Group plc	21,479	417
Tesco plc	96,942	768
Tullow Oil plc	26,976	210
Unilever plc	22,571	631
Vodafone Group plc	285,457	791
Yell Group plc	52,347	584
Total		13,348
United States 45.18%
Abbott Laboratories	12,300	599
Activision, Inc.*	37,500	647
Advanced Micro Devices, Inc.*	8,400	171
Allergan, Inc.	991	119
American Express Co.	2,803	170
American Int'l. Group, Inc.	5,999	430
Amgen, Inc.*	2,500	171
Anheuser-Busch Cos., Inc.	4,100	202
AT&T Inc.	20,255	724
Automatic Data Processing, Inc.	3,198	158

Investments	Shares	U.S. $ Value (000)
Baker Hughes, Inc.	7,988	$596
Bank of America Corp.	15,364	820
Bank of New York Co., Inc. (The)	17,370	684
Baxter Int'l., Inc.	13,183	612
Bellsouth Corp.	9,400	443
Best Buy Co., Inc.	6,400	315
Boeing Co. (The)	7,400	657
Bristol-Myers Squibb Co.	10,500	276
Campbell Soup Co.	17,500	681
Caremark Rx, Inc.	4,600	263
Caterpillar Inc.	3,758	230
Chevron Corp.	8,471	623
Cisco Systems, Inc.*	17,300	473
Citigroup, Inc.	14,644	816
Clorox Co. (The)	5,103	327
Coach, Inc.*	3,800	163
Coca-Cola Co. (The)	15,100	729
Colgate-Palmolive Co.	13,967	911
Comcast Corp. Class A*	21,025	881
Commerce Bancorp, Inc.	4,600	162
ConocoPhillips	3,658	263
Corning, Inc.*	37,854	708
CVS Corp.	16,552	512
Diageo plc ADR	7,237	574
Dominion Resources, Inc.	5,200	436
Electronic Arts Inc.*	10,400	524
Emerson Electric Co.	14,820	653
ExxonMobil Corp.	16,842	1,291
FannieMae	5,900	350
Federated Department Stores Inc.	7,400	282
Fluor Corp.	4,688	383
FPL Group, Inc.	11,000	599
Freddie Mac	4,800	326
Freeport-McMoRan Copper & Gold, Inc.	2,100	117
GameStop Corp.*	2,000	110

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND December 31, 2006

Investments	Shares	U.S. $ Value (000)
Genentech, Inc.*	2,600	$211
General Dynamics Corp.	7,306	543
General Electric Co.	35,156	1,308
Gilead Sciences, Inc.*	8,978	583
Hartford Financial Group, Inc. (The)	2,851	266
Hewlett-Packard Co.	5,290	218
Home Depot, Inc. (The)	600	24
Honeywell Int'l., Inc.	6,258	283
ImClone Systems Inc.*	14,578	390
Intel Corp.	14,188	287
Int'l. Business Machines Corp.	3,700	359
Johnson & Johnson	14,860	981
JPMorgan Chase & Co.	10,523	508
Kellogg Co.	7,200	360
Kimberly-Clark Corp.	5,827	396
Kohl's Corp.*	2,700	185
Kraft Foods Inc. Class A	21,630	772
Kroger Co. (The)	24,563	567
Lockheed Martin Corp.	7,100	654
Marshall & Ilsley Corp. (The)	1,000	48
Medco Health Solutions, Inc.*	12,500	668
Medtronic, Inc.	13,900	744
Merck & Co., Inc.	4,500	196
Microsoft Corp.	27,170	811
Monsanto Co.	24,350	1,279
Morgan Stanley	8,600	700
Newmont Mining Corp.	4,936	223
Northrop Grumman Corp.	3,400	230
NVIDIA Corp.*	4,300	159
Oracle Corp.*	22,826	391
Parker Hannifin Corp.	2,640	203
PepsiCo, Inc.	14,439	903
Pfizer, Inc.	14,149	366
PG&E Corp.	12,813	606
Phelps Dodge Corp.	1,500	180

Investments	Shares	U.S. $ Value (000)
PNC Financial Services Group, Inc. (The)	3,100	$230
Praxair, Inc.	7,799	463
Procter & Gamble Co. (The)	24,390	1,568
Progress Energy, Inc.	7,251	356
QUALCOMM Inc.	19,996	756
Quest Diagnostics Inc.	500	26
Raytheon Co.	9,333	493
Sierra Health Services, Inc.*	7,500	270
Southern Co. (The)	12,495	461
Sprint Nextel Corp.	5,040	95
St. Jude Medical, Inc.*	8,300	303
SunTrust Banks, Inc.	3,000	253
Symantec Corp.*	9,500	198
Target Corp.	5,100	291
Texas Instruments Inc.	13,461	388
U.S. Bancorp.	9,900	358
United Parcel Service, Inc. Class B	5,210	391
United Technologies Corp.	6,400	400
Valero Energy Corp.	3,100	159
Verizon Communications, Inc.	5,012	187
Wachovia Corp.	4,385	250
Walgreen Co.	5,444	250
Wal-Mart Stores, Inc.	18,202	841
Walt Disney Co. (The)	9,562	328
WellPoint, Inc.*	2,937	231
Wells Fargo & Co.	13,364	475
Wyeth	16,128	821
XTO Energy, Inc.	1,684	79
Yahoo! Inc.*	800	20
Total		48,724
Total Common Stocks (cost $90,673,883)		104,643

See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL EQUITY FUND December 31, 2006

Investments	Principal Amount (000)	U.S. $ Value (000)
SHORT-TERM INVESTMENT 3.25%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $3,590,000 of Federal National Mortgage Assoc. at zero coupon due 1/16/2007; value $3,581,025; proceeds: $3,508,529 (cost $3,506,732)	3,507	$3,507
Total Investments in Securities 100.29% (cost $94,180,615)		108,150
Foreign Cash and Other Assets in Excess of Liabilities (0.29%)		(318)
Net Assets 100.00%		$107,832

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  *  Non-income producing security.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is private placement and, unless registered under the Act or exempt from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  ~  Fair Valued Security - See Note 2(a).

  (a)  Value is less than $1,000.

See Notes to Financial Statements.

Schedule of Investments

GLOBAL INCOME FUND December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount in Local Currency (000)	U.S. $ Value
LONG-TERM INVESTMENTS 101.75%
FOREIGN BONDS 55.90%
Argentina 0.26%
Telecom Argentina S.A.	10.00%#	10/15/2011	159	$163,758
Australia 0.22%
Australian Government	6.25%	4/15/2015	166	133,900
Canada 1.13%
Government of Canada	5.25%	6/1/2012	200	181,812
Government of Canada	5.50%	6/1/2010	577	518,486
Total				700,298
Denmark 0.64%
Kingdom of Denmark	4.00%	8/15/2008	1,800	318,841
Kingdom of Denmark	4.00%	11/15/2010	460	81,612
Total				400,453
Finland 1.08%
Finnish Government	4.25%	7/4/2015	500	674,163
France 13.81%
Republic of France	3.00%	10/25/2015	460	563,958
Republic of France	3.50%	7/12/2009	2,740	3,583,000
Republic of France	4.75%	10/25/2012	2,390	3,283,836
Republic of France	4.75%	4/25/2035	454	661,484
Republic of France	5.00%	4/25/2012	363	503,110
Total				8,595,388
Germany 13.13%
Bundesrepublik Deutschland	3.25%	4/9/2010	550	711,695
Bundesrepublik Deutschland	3.75%	1/4/2015	280	364,489
Bundesrepublik Deutschland	4.75%	7/4/2028	39	56,180
Bundesrepublik Deutschland	4.75%	7/4/2034	1,004	1,466,082
Bundesrepublik Deutschland	5.375%	1/4/2010	250	343,406
Bundesschatzanweisungen	3.25%	6/13/2008	500	654,150

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL INCOME FUND December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount in Local Currency (000)	U.S. $ Value
KFW Int'l. Finance, Inc.	6.00%	12/7/2028	162	$373,468
Kreditanstalt fur Wiederaufbau	4.25%	7/4/2014	2,300	3,081,781
Kreditanstalt fur Wiederaufbau	5.625%	11/27/2007	835	1,117,980
Total				8,169,231
Japan 11.40%
Japan - 17 (30 Year Issue)	2.40%	12/20/2034	95,800	825,332
Japan - 57 (5 Year Issue)	1.40%	6/20/2011	125,000	1,060,520
Japan - 58 (20 Year Issue)	1.90%	9/20/2022	36,000	301,067
Japan - 82 (20 Year Issue)	2.10%	9/20/2025	37,000	314,172
Japan - 204 (10 Year Issue)	1.60%	6/20/2008	182,000	1,549,591
Japan - 264 (10 Year Issue)	1.50%	9/20/2014	169,000	1,417,272
Japan Finance Corp. Municipal Enterprises	1.55%	2/21/2012	191,000	1,623,944
Total				7,091,898
Luxembourg 0.07%
Telecom Italia Capital S.p.A.	7.20%	7/18/2036	40	41,920
Mexico 0.57%
United Mexican States	10.50%	7/14/2011	3,300	354,728
Multi-National 2.47%
European Investment Bank, MTN (JPY)	2.125%	9/20/2007	74,000	628,653
European Investment Bank, MTN (GBP)	6.25%	12/7/2008	457	907,095
Total				1,535,748
Netherlands 0.46%
Netherlands Government	4.00%	1/15/2037	222	288,417
Poland 0.38%
Poland Government Bond	6.00%	5/24/2009	675	239,648
Romania 0.58%
Romania Government	10.625%	6/27/2008	250	359,285
South Africa 0.29%
Republic of South Africa	13.00%	8/31/2010	1,100	180,451

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL INCOME FUND December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount in Local Currency (000)	U.S. $ Value
Spain 4.55%
Spanish Government	4.00%	1/31/2010	1,475	$1,952,748
Spanish Government	4.40%	1/31/2015	650	882,004
Total				2,834,752
Sweden 0.81%
Swedish Government	4.50%	8/12/2015	3,300	506,476
United Kingdom 4.05%
United Kingdom Treasury	4.00%	3/7/2009	86	164,412
United Kingdom Treasury	4.25%	3/7/2036	224	442,207
United Kingdom Treasury	5.00%	9/7/2014	603	1,193,118
United Kingdom Treasury	6.00%	12/7/2028	300	718,004
Total				2,517,741
Total Foreign Bonds (cost $33,358,544)				34,788,255
DOMESTIC BONDS 45.85%
Asset-Backed Security 0.40%
AmeriCredit Auto Receivables Trust 2006-1 A3	5.11%	10/6/2010	$250	249,485
Corporate Bonds 2.53%
AT&T Broadband Corp.	9.455%	11/15/2022	75	97,342
Avnet, Inc.	6.625%	9/15/2016	25	25,753
CenterPoint Energy, Inc.	7.25%	9/1/2010	45	47,451
Citigroup, Inc.	5.85%	8/2/2016	305	315,966
Commonwealth Edison Co.	6.95%	7/15/2018	67	69,237
Corn Products Int'l., Inc.	8.45%	8/15/2009	65	69,347
Enterprise Products Operating L.P.	6.65%	10/15/2034	87	88,713
General Mills, Inc.	5.125%	2/15/2007	100	99,932
General Motors Acceptance Corp.	6.75%	12/1/2014	25	25,718
Harrah's Operating Co., Inc.	6.50%	6/1/2016	30	26,906
Mirant Americas Generation LLC	9.125%	5/1/2031	60	63,900
Phelps Dodge Corp.	9.50%	6/1/2031	15	17,959
Scholastic Corp.	5.75%	1/15/2007	75	75,109
Sprint Capital Corp.	8.75%	3/15/2032	72	86,905
Time Warner, Inc.	7.625%	4/15/2031	81	90,755
UnitedHealth Group, Inc.	3.375%	8/15/2007	119	117,556

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL INCOME FUND December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount in Local Currency (000)	U.S. $ Value
Verizon Communications Inc.	7.25%	12/1/2010	$185	$197,369
Verizon Communications Inc.	7.75%	12/1/2030	51	59,998
Total				1,575,916
Government Sponsored Enterprises Bond 5.81%
Federal National Mortgage Assoc.	6.00%	5/15/2011	3,467	3,613,411
Government Sponsored Enterprises Pass-Throughs 18.80%
Federal Home Loan Mortgage Corp.	4.199%#	1/1/2034	856	841,301
Federal Home Loan Mortgage Corp.(a)	5.50%	TBA	3,850	3,847,594
Federal Home Loan Mortgage Corp. Gold(a)	5.00%	TBA	2,530	2,485,725
Federal Home Loan Mortgage Corp. C63990	7.00%	2/1/2032	92	95,115
Federal Home Loan Mortgage Corp. G11834	5.50%	10/1/2020	184	184,033
Federal Home Loan Mortgage Corp. G12161	5.00%	5/1/2021	312	306,817
Federal Home Loan Mortgage Corp. G18053	5.00%	5/1/2020	368	361,247
Federal Home Loan Mortgage Corp. J00734	5.00%	12/1/2020	1,056	1,037,467
Federal National Mortgage Assoc.	3.499%#	8/1/2033	237	233,836
Federal National Mortgage Assoc.	4.563%#	7/1/2035	287	286,364
Federal National Mortgage Assoc.	5.417%#	9/1/2036	215	215,292
Federal National Mortgage Assoc.	5.50%#	4/1/2036	377	379,674
Federal National Mortgage Assoc.	5.50%	4/1/2036	96	95,263
Federal National Mortgage Assoc.	5.50%	7/1/2035	274	270,510
Federal National Mortgage Assoc.	5.50%	10/1/2035	264	261,112
Federal National Mortgage Assoc.	5.517%#	4/1/2036	168	169,449
Federal National Mortgage Assoc.	5.681%#	8/1/2036	623	626,855
Total				11,697,654
Non-Agency Commercial Mortgage-Backed Securities 10.74%
Banc of America Commercial Mortgage Inc. 2004-2 Class A1	2.764%	11/10/2038	197	191,364
Citigroup/Deutsche Bank Commercial Mortgage Series 2006 - CD2 Class AAB	5.392%#	1/15/2046	920	926,428
Commercial Mortgage Pass-Through Certificates Series 2005 C6 Class A5A	5.116%#	6/10/2044	320	315,697
Greenwich Capital Commercial Funding 2005-GG3 Class A2	4.305%	8/10/2042	530	516,290

See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL INCOME FUND December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount in Local Currency (000)	U.S. $ Value
Greenwich Capital Commercial Funding 2005-GG5 Class A5	5.224%#	4/10/2037	$185	$183,793
JPMorgan Chase Commercial Series 2006-LDP6 Class ASB	5.49%#	4/15/2043	990	999,450
JPMorgan Chase Commercial Sec. Series Corp. 2002-C1 Class A2	4.914%	7/12/2037	593	589,066
LB-UBS Commercial Mortgage Trust Series 2004-C1 Class A1	2.964%	1/15/2029	1,598	1,548,171
Merrill Lynch Mortgage Trust Series 2005-LC1 Class ASB	5.282%#	1/12/2044	70	69,920
Merrill Lynch Mortgage Trust Series 2005-MKB2 Class A1	4.446%	9/12/2042	369	363,509
Wachovia Bank Commercial Mortgage Trust Series 2005-C17 Class A1	4.43%	3/15/2042	745	734,382
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 Class A4	5.196%#	10/15/2044	250	248,967
Total				6,687,037
U.S. Treasury Obligations 7.57%
U.S. Treasury Bond	4.50%	2/15/2036	457	434,722
U.S. Treasury Bond	6.125%	8/15/2029	1,274	1,489,386
U.S. Treasury Note	4.25%	8/15/2013	988	963,532
U.S. Treasury Note	4.25%	11/15/2013	545	530,779
U.S. Treasury Note	4.625%	11/15/2016	600	596,251
U.S. Treasury Note	5.00%	7/31/2008	310	310,606
U.S. Treasury Note	5.125%	6/30/2011	279	283,795
U.S. Treasury Inflation Protected Security(b)	1.875%	7/15/2015	110	105,442
Total				4,714,513
Total Domestic Bonds (cost $28,415,696)				28,538,016
Total Long-Term Investments (cost $61,774,240)				63,326,271

See Notes to Financial Statements.

Schedule of Investments (concluded)

GLOBAL INCOME FUND December 31, 2006

Investments	Interest Rate	Maturity Date	Principal Amount in Local Currency (000)	U.S. $ Value
SHORT-TERM INVESTMENTS 4.88%
Government Sponsored Enterprise Note 4.53%
Federal Home Loan Bank	4.800%	1/2/2007	$2,820	$2,819,624
Repurchase Agreement 0.35%
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $220,000 of Federal National Mortgage Assoc. at 5.25% due 12/3/2007; value: $220,825; proceeds: $216,217			216	216,106
Total Short-Term Investments (cost $3,035,730)				3,035,730
Total Investments in Securities 106.63% (cost $64,809,970)				66,362,001
Liabilities in Excess of Foreign Cash and Other Assets(c) (6.63%)				(4,128,812)
Net Assets 100.00%				$62,233,189

  #  Variable rate or multiple rate security. The interest rate represents the rate at December 31, 2006.

  (a)  To be announced ("TBA"). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement upon settlement when the specific mortgage pools are assigned.

  (b)  Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

  (c)  Liabilities in excess of other assets include net unrealized appreciation (depreciation) on forward currency exchange contracts, as follows:

Forward Foreign Currency Contracts Open as of December 31, 2006:

Forward Foreign Currency Contracts	Transaction Type	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real	Buy	1/10/2007	1,500,000	$594,530	$700,496	$105,966
Brazilian Real	Sale	1/10/2007	1,500,000	(621,118)	(700,496)	(79,378)
Total Forward Foreign Currency Contracts				$(26,588)	$–	$26,588

See Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2006

	Global Equity Fund	Global Income Fund
ASSETS:
Investment in securities, at cost	$94,180,615	$64,809,970
Investment in securities, at value	$108,149,882	$66,362,001
Foreign cash, at value (cost $246,957 and $1,838,631, respectively)	248,835	1,824,322
Receivables:
Interest and dividends	117,938	740,138
Investment securities sold	933,135	30,876
Capital shares sold	224,449	98,164
From advisor (See Note 3)	16,765	3,907
Appreciation on forward foreign currency exchange contracts	–	105,966
Prepaid expenses and other assets	14,364	22,728
Total assets	109,705,368	69,188,102
LIABILITIES:
Payables:
Investment securities purchased	1,455,562	6,358,486
Capital shares reacquired	106,719	135,974
Management fees	65,989	26,169
12b-1 distribution fees	47,611	32,505
Fund administration	3,535	2,101
Directors' fees	32,938	55,815
Depreciation on forward foreign currency exchange contracts	–	79,378
Distributions payable	–	179,633
Accrued expenses and other liabilities	160,898	84,852
Total liabilities	1,873,252	6,954,913
NET ASSETS	$107,832,116	$62,233,189
COMPOSITION OF NET ASSETS:
Paid-in capital	$91,951,738	$68,406,776
Undistributed (Distributions in excess of) net investment income	(103,581)	1,003,915
Accumulated net realized gain (loss) on investments and foreign currency related transactions	2,013,311	(8,762,817)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,970,648	1,585,315
Net Assets	$107,832,116	$62,233,189
Net assets by class:
Class A Shares	$83,067,048	$50,397,964
Class B Shares	$11,502,188	$4,184,477
Class C Shares	$12,680,564	$6,607,826
Class P Shares	–	$2,362
Class Y Shares	$582,316	$1,040,560
Outstanding shares by class:
Class A Shares (430 million, and 415 million shares of common stock
authorized respectively, $.001 par value)	6,309,445	7,362,911
Class B Shares (15 million, and 30 million shares of common stock
authorized respectively, $.001 par value)	926,297	610,487
Class C Shares (20 million, and 20 million shares of common stock
authorized respectively, $.001 par value)	1,019,494	962,569
Class P Shares (20 million and 20 million shares of common stock
authorized respectively, $.001 par value)	–	346.32
Class Y Shares (15 million and 15 million shares of common stock
authorized respectively, $.001 par value)	44,157	151,848
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$13.17	$6.84
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 5.75% and 4.75%, respectively)	$13.97	$7.18
Class B Shares–Net asset value	$12.42	$6.85
Class C Shares–Net asset value	$12.44	$6.86
Class P Shares–Net asset value	–	$6.82
Class Y Shares–Net asset value	$13.19	$6.85

See Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2006

	Global Equity Fund	Global Income Fund
Investment income:
Dividends (net of foreign withholding taxes of $70,551)	$1,811,173	$–
Interest (net of foreign withholding taxes of $0 and 572, $respectively)	80,490	2,476,422
Total investment income	1,891,663	2,476,422
Expenses:
Management fees	725,001	309,950
12b-1 distribution plan–Class A	264,470	174,709
12b-1 distribution plan–Class B	101,174	44,388
12b-1 distribution plan–Class C	104,887	69,540
12b-1 distribution plan–Class P	–	9
Shareholder servicing	369,334	146,049
Professional	46,124	51,853
Reports to shareholders	55,414	34,758
Fund administration	38,667	24,796
Custody	134,273	36,875
Directors' fees	3,600	2,447
Registration	55,661	59,123
Other	5,052	5,577
Gross expenses	1,903,657	960,074
Expense reductions (See Note 7)	(2,752)	(2,256)
Expenses assumed by advisor (See Note 3)	(222,033)	(80,583)
Net expenses	1,678,872	877,235
Net investment income	212,791	1,599,187
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax)	10,002,322	345,362
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,744,858	1,192,278
Net realized and unrealized gain	15,747,180	1,537,640
Net Increase in Net Assets Resulting From Operations	$15,959,971	$3,136,827

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended December 31, 2006

INCREASE (DECREASE) IN NET ASSETS	Global Equity Fund	Global Income Fund
Operations:
Net investment income	$212,791	$1,599,187
Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax)	10,002,322	345,362
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,744,858	1,192,278
Net increase in net assets resulting from operations	15,959,971	3,136,827
Distributions to shareholders from:
Net investment income
Class A	(254,181)	(2,256,611)
Class B	(10,226)	(170,118)
Class C	(10,477)	(265,929)
Class P	–	(92)
Class Y	(3,566)	(38,156)
Net realized gain
Class A	(7,029,455)	–
Class B	(1,008,862)	–
Class C	(1,109,269)	–
Class Y	(48,203)	–
Total distributions to shareholders	(9,474,239)	(2,730,906)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	22,661,036	13,906,361
Reinvestment of distributions	9,138,075	2,239,902
Cost of shares reacquired	(16,792,986)	(18,800,235)
Net increase (decrease) in net assets resulting from capital share transactions	15,006,125	(2,653,972)
Net increase (decrease) in net assets	21,491,857	(2,248,051)
NET ASSETS:
Beginning of year	$86,340,259	$64,481,240
End of year	$107,832,116	$62,233,189
Undistributed (Distributions in excess of) net investment income	$(103,581)	$1,003,915

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS	Global Equity Fund	Global Income Fund
Operations:
Net investment income	$233,108	$1,524,019
Net realized gain on investments and foreign currency related transactions	5,215,536	1,554,416
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	935,475	(7,129,623)
Net increase (decrease) in net assets resulting from operations	6,384,119	(4,051,188)
Distributions to shareholders from:
Net investment income
Class A	(262,216)	(3,279,578)
Class B	–	(277,141)
Class C	–	(406,012)
Class P	–	(111)
Class Y	(3,110)	(35,889)
Net realized gain
Class A	(2,295,955)	–
Class B	(325,164)	–
Class C	(321,840)	–
Class Y	(14,889)	–
Total distributions to shareholders	(3,223,174)	(3,998,731)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	19,449,838	20,656,835
Reinvestment of distributions	3,118,193	3,306,702
Cost of shares reacquired	(14,739,365)	(19,358,718)
Net increase in net assets resulting from capital share transactions	7,828,666	4,604,819
Net increase (decrease) in net assets	10,989,611	(3,445,100)
NET ASSETS:
Beginning of year	$75,350,648	$67,926,340
End of year	$86,340,259	$64,481,240
Undistributed (distributions in excess of) net investment income	$(101,412)	$1,043,776

See Notes to Financial Statements.

Statement of Cash Flows

For the Year Ended December 31, 2006

INCREASE IN CASH	Global Income Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$3,136,827
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(181,477,348)
Proceeds from disposition of long-term portfolio investments and principal paydowns	188,399,189
Sales of short-term portfolio investments, net	720,872
Proceeds received from foreign currency transactions	182,864
Decrease in interest receivable	159,955
Decrease in receivable from advisor	13,063
Decrease in prepaid expenses and other assets	3,906
Decrease in management fee payable	(1,152)
Decrease in 12b-1 distribution fee payable	(1,302)
Decrease in fund administration fee payable	(93)
Decrease in directors' fee payable	(194)
Decrease in accrued expenses and other liabilities	(9,296)
Net amortization on investments	48,643
Unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,192,278)
Net realized gain on investments and foreign currency related transactions	(345,362)
Net cash provided by operating activities	9,638,294
Cash flows used for financing activities*:
Proceeds from shares sold	13,955,524
Payment on shares redeemed	(18,780,279)
Cash dividends paid	(498,065)
Purchase of mortgage dollar roll transactions	(101,611,299)
Proceeds from sales of mortgage dollar roll transactions	98,215,330
Net cash used for financing activities	(8,718,789)
Net increase in cash	919,505
Cash at beginning of year	904,817
Cash at end of year	$1,824,322

*  Non cash financing activities not included herein consist of reinvestment of distributions of $2,239,902.

See Notes to Financial Statements.

Financial Highlights

GLOBAL EQUITY FUND

	Class A Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$12.23	$11.75	$10.51	$8.33	$10.02
Investment operations:
Net investment income (loss)(b)	.05	.05	(.01)	.04	.03
Net realized and unrealized gain (loss)	2.13	.91	1.27	2.16	(1.69)
Total from investment operations	2.18	.96	1.26	2.20	(1.66)
Distributions to shareholders from:
Net investment income	(.04)	(.05)	(.02)	(.02)	(.03)
Net realized gain	(1.20)	(.43)	–	–	–
Total distributions	(1.24)	(.48)	(.02)	(.02)	(.03)
Net asset value, end of year	$13.17	$12.23	$11.75	$10.51	$8.33
Total Return(c)	18.12%	8.21%	11.99%	26.38%	(16.58)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.60%	1.60%	2.05%	1.95%	2.29%
Expenses, excluding expense reductions and including expenses assumed	1.60%	1.60%	2.05%	1.95%	2.29%
Expenses, excluding expense reductions and expenses assumed	1.83%	1.94%	2.05%	1.95%	2.29%
Net investment income (loss)	.36%	.43%	(.11)%	.45%	.30%
Supplemental Data:
Net assets, end of year (000)	$83,067	$67,807	$59,915	$52,828	$37,555
Portfolio turnover rate	95.23%	97.65%	170.93%	56.26%	43.52%

See Notes to Financial Statements.

Financial Highlights (continued)

GLOBAL EQUITY FUND

	Class B Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$11.65	$11.24	$10.10	$8.04	$9.70
Investment operations:
Net investment loss(b)	(.04)	(.02)	(.08)	(.02)	(.03)
Net realized and unrealized gain (loss)	2.02	.86	1.22	2.08	(1.63)
Total from investment operations	1.98	.84	1.14	2.06	(1.66)
Distributions to shareholders from:
Net investment income	(.01)	–	–	–	–
Net realized gain	(1.20)	(.43)	–	–	–
Total distributions	(1.21)	(.43)	–	–	–
Net asset value, end of year	$12.42	$11.65	$11.24	$10.10	$8.04
Total Return(c)	17.28%	7.52%	11.29%	25.62%	(17.11)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	2.25%	2.25%	2.69%	2.61%	2.92%
Expenses, excluding expense reductions and including expenses assumed	2.25%	2.25%	2.69%	2.61%	2.92%
Expenses, excluding expense reductions and expenses assumed	2.48%	2.58%	2.69%	2.61%	2.92%
Net investment loss	(.29)%	(.22)%	(.75)%	(.21)%	(.33)%
Supplemental Data:
Net assets, end of year (000)	$11,502	$9,064	$7,818	$6,033	$4,208
Portfolio turnover rate	95.23%	97.65%	170.93%	56.26%	43.52%

See Notes to Financial Statements.

Financial Highlights (continued)

GLOBAL EQUITY FUND

	Class C Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$11.67	$11.25	$10.11	$8.06	$9.73
Investment operations:
Net investment loss(b)	(.04)	(.02)	(.08)	(.02)	(.03)
Net realized and unrealized gain (loss)	2.02	.87	1.22	2.07	(1.64)
Total from investment operations	1.98	.85	1.14	2.05	(1.67)
Distributions to shareholders from:
Net investment income	(.01)	–	–	–	–
Net realized gain	(1.20)	(.43)	–	–	–
Total distributions	(1.21)	(.43)	–	–	–
Net asset value, end of year	$12.44	$11.67	$11.25	$10.11	$8.06
Total Return(c)	17.25%	7.61%	11.28%	25.59%	(17.16)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	2.25%	2.25%	2.69%	2.61%	2.92%
Expenses, excluding expense reductions and including expenses assumed	2.25%	2.25%	2.69%	2.61%	2.92%
Expenses, excluding expense reductions and expenses assumed	2.48%	2.58%	2.69%	2.61%	2.92%
Net investment loss	(.30)%	(.22)%	(.75)%	(.29)%	(.33)%
Supplemental Data:
Net assets, end of year (000)	$12,681	$8,991	$7,158	$4,111	$2,406
Portfolio turnover rate	95.23%	97.65%	170.93%	56.26%	43.52%

See Notes to Financial Statements.

Financial Highlights (concluded)

GLOBAL EQUITY FUND

	Class Y Shares
	Year Ended 12/31		10/19/2004(a) to
	2006	2005	12/31/2004
Per Share Operating Performance
Net asset value, beginning of period	$12.25	$11.76	$10.54
Investment operations:
Net investment income(b)	.09	.09	–	(e)
Net realized and unrealized gain	2.14	.92	1.22
Total from investment operations	2.23	1.01	1.22
Distributions to shareholders from:
Net investment income	(.09)	(.09)	–
Net realized gain	(1.20)	(.43)	–
Total distributions	(1.29)	(.52)	–
Net asset value, end of period	$13.19	$12.25	$11.76
Total Return(c)	18.46%	8.64%	11.57	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.25%	1.25%	.33	%(d)
Expenses, excluding expense reductions and including expenses assumed	1.25%	1.25%	.33	%(d)
Expenses, excluding expense reductions and expenses assumed	1.48%	1.58%	.33	%(d)
Net investment income	.70%	.77%	.02	%(d)
Supplemental Data:
Net assets, end of period (000)	$582	$478	$460
Portfolio turnover rate	95.23%	97.65%	170.93	%(d)

(a) Commencement of offering of class shares.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Amount is less than $.01.

See Notes to Financial Statements.

Financial Highlights

GLOBAL INCOME FUND

	Class A Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$6.80	$7.66	$7.43	$6.91	$6.35
Investment operations:
Net investment income(b)	.18	.17	.17 (e)	.18	.20
Net realized and unrealized gain (loss)	.17	(.59)	.43	.68	.72
Total from investment operations	.35	(.42)	.60	.86	.92
Distributions to shareholders from:
Net investment income	(.31)	(.44)	(.37)	(.34)	(.25)
Paid-in capital	–	–	–	–	(.11)
Total distributions	(.31)	(.44)	(.37)	(.34)	(.36)
Net asset value, end of year	$6.84	$6.80	$7.66	$7.43	$6.91
Total Return(c)	5.22%	(5.61)%	8.40%	12.79%	14.90%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.30%	1.30%	1.40%	1.35%	1.44%
Expenses, excluding expense reductions and including expenses assumed	1.30%	1.30%	1.40%	1.35%	1.44%
Expenses, excluding expense reductions and expenses assumed	1.43%	1.38%	1.40%	1.35%	1.44%
Net investment income	2.70%	2.36%	2.33%	2.43%	3.09%
Supplemental Data:
Net assets, end of year (000)	$50,398	$52,275	$55,821	$56,386	$55,419
Portfolio turnover rate	271.35%	194.12%	260.11%	239.18%	216.16%

See Notes to Financial Statements.

Financial Highlights (continued)

GLOBAL INCOME FUND

	Class B Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$6.80	$7.67	$7.45	$6.92	$6.37
Investment operations:
Net investment income(b)	.14	.12	.12 (e)	.13	.16
Net realized and unrealized gain (loss)	.17	(.60)	.43	.70	.71
Total from investment operations	.31	(.48)	.55	.83	.87
Distributions to shareholders from:
Net investment income	(.26)	(.39)	(.33)	(.30)	(.22)
Paid-in capital	–	–	–	–	(.10)
Total distributions	(.26)	(.39)	(.33)	(.30)	(.32)
Net asset value, end of year	$6.85	$6.80	$7.67	$7.45	$6.92
Total Return(c)	4.67%	(6.34)%	7.58%	12.22%	14.04%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.95%	1.95%	2.04%	1.99%	2.06%
Expenses, excluding expense reductions and including expenses assumed	1.95%	1.95%	2.04%	1.99%	2.06%
Expenses, excluding expense reductions and expenses assumed	2.08%	2.03%	2.04%	1.99%	2.06%
Net investment income	2.05%	1.71%	1.69%	1.79%	2.42%
Supplemental Data:
Net assets, end of year (000)	$4,184	$4,636	$5,291	$3,719	$2,842
Portfolio turnover rate	271.35%	194.12%	260.11%	239.18%	216.16%

See Notes to Financial Statements.

Financial Highlights (continued)

GLOBAL INCOME FUND

	Class C Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$6.81	$7.67	$7.45	$6.92	$6.37
Investment operations:
Net investment income(b)	.14	.12	.12 (e)	.13	.17
Net realized and unrealized gain (loss)	.17	(.59)	.43	.70	.71
Total from investment operations	.31	(.47)	.55	.83	.88
Distributions to shareholders from:
Net investment income	(.26)	(.39)	(.33)	(.30)	(.23)
Paid-in capital	–	–	–	–	(.10)
Total distributions	(.26)	(.39)	(.33)	(.30)	(.33)
Net asset value, end of year	$6.86	$6.81	$7.67	$7.45	$6.92
Total Return(c)	4.66%	(6.20)%	7.59%	12.29%	14.19%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.95%	1.95%	2.04%	1.99%	1.94%
Expenses, excluding expense reductions and including expenses assumed	1.95%	1.95%	2.04%	1.99%	1.94%
Expenses, excluding expense reductions and expenses assumed	2.08%	2.02%	2.04%	1.99%	1.94%
Net investment income	2.05%	1.70%	1.69%	1.79%	2.56%
Supplemental Data:
Net assets, end of year (000)	$6,608	$7,004	$6,235	$5,212	$2,989
Portfolio turnover rate	271.35%	194.12%	260.11%	239.18%	216.16%

See Notes to Financial Statements.

Financial Highlights (continued)

GLOBAL INCOME FUND

	Class P Shares
	Year Ended 12/31
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$6.77	$7.59	$7.39	$6.87	$6.32
Investment operations:
Net investment income(b)	.18	.16	.16 (e)	.17	.20
Net realized and unrealized gain (loss)	.17	(.58)	.36	.69	.71
Total from investment operations	.35	(.42)	.52	.86	.91
Distributions to shareholders from:
Net investment income	(.30)	(.40)	(.32)	(.34)	(.25)
Paid-in capital	–	–	–	–	(.11)
Total distributions	(.30)	(.40)	(.32)	(.34)	(.36)
Net asset value, end of year	$6.82	$6.77	$7.59	$7.39	$6.87
Total Return(c)	5.34%	(5.60)%	7.34%	12.78%	14.82%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.22%	1.38%	1.49%	1.44%	1.51%
Expenses, excluding expense reductions and including expenses assumed	1.22%	1.38%	1.49%	1.44%	1.51%
Expenses, excluding expense reductions and expenses assumed	1.50%	1.39%	1.49%	1.44%	1.51%
Net investment income	2.60%	2.20%	2.24%	2.34%	2.96%
Supplemental Data:
Net assets, end of year (000)	$2	$2	$2	$1,904	$1,082
Portfolio turnover rate	271.35%	194.12%	260.11%	239.18%	216.16%

See Notes to Financial Statements.

Financial Highlights (concluded)

GLOBAL INCOME FUND

	Class Y Shares
	Year Ended 12/31		10/19/2004(a) to
	2006	2005	12/31/2004
Per Share Operating Performance
Net asset value, beginning of period	$6.80	$7.66	$7.38
Investment operations
Net investment income(b)	.21	.20	.04	(e)
Net realized and unrealized gain (loss)	.17	(.60)	.37
Total from investment operations	.38	(.40)	.41
Distributions to shareholders from:
Net investment income	(.33)	(.46)	(.13)
Net asset value, end of period	$6.85	$6.80	$7.66
Total Return(c)	5.75%	(5.28)%	5.79	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.95%	.95%	.21	%(d)
Expenses, excluding expense reductions and including expenses assumed	.95%	.95%	.21	%(d)
Expenses, excluding expense reductions and expenses assumed	1.08%	1.03%	.21	%(d)
Net investment income	3.03%	2.71%	.57	%(d)
Supplemental Data:
Net assets, end of period (000)	$1,041	$564	$577
Portfolio turnover rate	271.35%	194.12%	260.11	%(d)

(a) Commencement of offering of class shares.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Interest expense is less than $.01.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Global Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company incorporated under Maryland law on February 23, 1988. The Company consists of the following two portfolios ("Funds") and their respective classes: Equity Series ("Global Equity Fund"), Classes A, B, C, P, and Y shares; and Income Series ("Global Income Fund"), Classes A, B, C, P, and Y shares. As of the date of this report, no P shares have been issued for Global Equity Fund. Global Equity Fund is diversified as defined under the Act. Global Income Fund is non-diversified.

Global Equity Fund's investment objective is long-term growth of capital and income consistent with reasonable risk. The production of current income is a secondary consideration. Global Income Fund's investment objective is high current income consistent with reasonable risk. Capital appreciation is a secondary consideration. Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of an original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Funds may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of

Notes to Financial Statements (continued)

Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, and P shares bear their class-specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on each Fund's Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund's Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments and foreign currency related transactions on the Statement of Operations.

(h)  Futures Contracts–Each Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices.

Notes to Financial Statements (continued)

At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called "initial margin." Subsequent payments called "variation margin" are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market for Federal income tax purposes at fiscal year-end. As of December 31, 2006, there were no open futures contracts.

(i)  When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or to-be-announced ("TBA") transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund's custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)  TBA Sale Commitments–Global Income Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuation" above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)  Mortgage Dollar Rolls–Global Income Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain, in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price. For the year ended December 31, 2006, the Fund had average mortgage dollar rolls outstanding of approximately $9,527,000.

Notes to Financial Statements (continued)

(l)  Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, each Fund may incur a loss upon disposition of the securities.

(m)  Short Sales–Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

Global Equity Fund:
First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%
Global Income Fund:
First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at the following rates:

Management Fees
Global Equity Fund	.75%
Global Income Fund	.50%

For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse each Fund to the extent necessary so that each class' total annual operating expenses do not exceed the following annual rates(1):

Global Equity Fund

Class	% of Average Daily Net Assets
A	1.60%
B	2.25%
C	2.25%
Y	1.25%

Notes to Financial Statements (continued)

Global Income Fund

Class	% of Average Daily Net Assets
A	1.30%
B	1.95%
C	1.95%
P	1.40%
Y	.95%

(1) A similar agreement is in place through April 30, 2008.

Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

12b-1 Distribution Plans

Each Fund has adopted a distribution plan with respect to Class A, B, C and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees	Class A		Class B	Class C	Class P(2)
Service	.25%		.25%	.25%	.20%
Distribution	.10	%(1)	.75%	.75%	.25%

(1) The amount of CDSC collected by each Fund for the year ended December 31, 2006 was as follows:

CDSC Collected
Global Equity Fund	$355
Global Income Fund	$666

(2) Global Income Fund only.

Class Y does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2006:

	Distributor Commissions	Dealers' Concessions
Global Equity Fund	$51,149	$270,215
Global Income Fund	15,634	80,052

Distributor received the following amount of CDSCs for the fiscal year ended December 31, 2006:

	Class A	Class C
Global Equity Fund	$74	$481
Global Income Fund	296	289

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semiannually for Global Equity Fund, and declared daily and paid monthly for Global Income Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is

Notes to Financial Statements (continued)

available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	Global Equity Fund		Global Income Fund
	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$4,483,162	$1,804,916	$2,730,906	$3,998,731
Net long-term capital gains	4,991,077	1,418,258	–	–
Total distributions paid	$9,474,239	$3,223,174	$2,730,906	$3,998,731

As of December 31, 2006, the components of accumulated earnings (losses) on a tax-basis are as follows:

	Global Equity Fund	Global Income Fund
Undistributed ordinary income – net	$1,197,825	$1,115,146
Undistributed long-term capital gains	1,025,119	–
Total undistributed earnings	$2,222,944	$1,115,146
Capital loss carryforwards*	–	(8,380,654)
Temporary differences	(33,664)	(92,621)
Unrealized gains – net	13,691,098	1,184,542
Total accumulated earnings (losses) – net	$15,880,378	$(6,173,587)

* As of December 31, 2006, the capital loss carryforwards, along with the related expiration dates, are as follows:

	2007	2008	2010	2014	Total
Global Income Fund	$1,473,226	$2,677,712	$3,056,190	$1,173,526	$8,380,654

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Each Fund incurred and will elect to defer net losses during fiscal 2006 as follows:

	Ordinary	Capital
Global Equity Fund	$726	$–
Global Income Fund	28,828	7,978

As of December 31, 2006, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

	Global Equity Fund	Global Income Fund
Tax cost	$94,460,165	$65,184,155
Gross unrealized gain	14,800,478	1,809,391
Gross unrealized loss	(1,110,761)	(631,545)
Net unrealized security gain	$13,689,717	$1,177,846

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization, wash sales, and certain foreign securities.

Permanent items identified during the year ended December 31, 2006 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
Global Equity Fund	$63,490	$(63,490)
Global Income Fund	1,091,858	(1,091,858)

The permanent differences are primarily attributable to the tax treatment of amortization, foreign currency transactions and certain foreign securities.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Global Equity Fund	$–	$93,815,471	$–	$90,189,593
Global Income Fund	141,209,524	39,025,178	138,163,250	48,741,873

* Includes U.S. Government sponsored enterprises securities.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statements of Operations and in Directors' fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

Notes to Financial Statements (continued)

8. LINE OF CREDIT

Global Equity Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of December 31, 2006, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended December 30, 2006.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions, relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Global Equity Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which Global Equity Fund invests. Although certain companies in which Global Equity Fund may invest may exhibit earnings and revenue growth above the market trend, the stocks of these companies may be more volatile and may drop in value if earnings and revenue growth do not meet expectations.

Global Income Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. The mortgage-related securities in which Global Income Fund may invest, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to Global Income Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which Global Income Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after Global Income Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

Both Funds are subject to the risks of investing in securities that are issued by non-U.S. entities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions in which the Funds may engage, there is no guarantee that these transactions will be successful. They may lower a fund's return or result in significant losses.

These factors can affect each Fund's performance.

Notes to Financial Statements (continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

GLOBAL EQUITY FUND

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,113,909	$14,549,706	1,126,968	$13,352,546
Reinvestment of distributions	541,251	7,067,107	203,807	2,486,402
Shares reacquired	(888,030)	(11,626,679)	(887,399)	(10,473,236)
Increase	767,130	$9,990,134	443,376	$5,365,712
Class B Shares
Shares sold	277,264	$3,439,964	225,272	$2,541,231
Reinvestment of distributions	78,319	965,721	26,439	306,950
Shares reacquired	(207,411)	(2,568,637)	(169,332)	(1,904,868)
Increase	148,172	$1,837,048	82,379	$943,313
Class C Shares
Shares sold	368,984	$4,583,770	310,034	$3,494,424
Reinvestment of distributions	85,286	1,053,482	26,384	306,842
Shares reacquired	(205,409)	(2,528,410)	(201,960)	(2,284,033)
Increase	248,861	$3,108,842	134,458	$1,517,233
Class Y Shares
Shares sold	6,548	$87,596	5,109	$61,637
Reinvestment of distributions	3,955	51,765	1,474	17,999
Shares reacquired	(5,407)	(69,260)	(6,620)	(77,228)
Increase (decrease)	5,096	$70,101	(37)	$2,408

Notes to Financial Statements (concluded)

GLOBAL INCOME FUND

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,396,953	$9,527,748	1,798,824	$13,067,535
Reinvestment of distributions	275,165	1,878,649	387,751	2,752,131
Shares reacquired	(2,001,261)	(13,619,285)	(1,784,881)	(12,878,565)
Increase (decrease)	(329,143)	$(2,212,888)	401,694	$2,941,101
Class B Shares
Shares sold	186,956	$1,276,467	357,061	$2,629,268
Reinvestment of distributions	18,847	128,814	30,118	213,332
Shares reacquired	(276,757)	(1,880,706)	(395,519)	(2,877,917)
Decrease	(70,954)	$(475,425)	(8,340)	$(35,317)
Class C Shares
Shares sold	389,363	$2,664,042	668,771	$4,931,340
Reinvestment of distributions	28,634	195,916	43,129	305,446
Shares reacquired	(484,564)	(3,295,752)	(495,781)	(3,591,039)
Increase (decrease)	(66,567)	$(435,794)	216,119	$1,645,747
Class P Shares
Shares sold	73.29	$497	29	$212
Reinvestment of distributions	0.28 (a)	2	- (a)	3
Shares reacquired	(14.82)	(101)	(35)	(247)
Increase (decrease)	58.75	$398	(6)	$(32)
Class Y Shares
Shares sold	64,192	$437,607	4,118	$28,480
Reinvestment of distributions	5,342	36,521	5,036	35,790
Shares reacquired	(643)	(4,391)	(1,571)	(10,950)
Increase	68,891	$469,737	7,583	$53,320

(a) Amount is less than 1 share.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Funds will adopt FIN 48 no later than June 29, 2007 and the impact to each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

Independent Auditor's Report

The Board of Directors and Shareholders,
Lord Abbett Global Fund, Inc. – Equity Series and Income Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Global Fund, Inc. – Equity Series and Income Series (collectively the "Funds") as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the statement of cash flows of Income Series for the year ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Global Fund, Inc. – Equity Series and Income Series as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of Income Series for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2007

Supplemental Proxy Information (Unaudited)

A meeting of the Funds' shareholders was held on December 18, 2006. The meeting was held for the following purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	11,215,121.540	78,179.445	-	-
William H.T. Bush	11,211,847.126	81,453.859	-	-
Robert B. Calhoun, Jr.	11,218,048.642	75,252.343	-	-
Robert S. Dow	11,216,007.868	77,293.117	-	-
Daria L. Foster	11,214,697.850	78,603.135	-	-
Julie A. Hill	11,218,169.320	75,131.665	-	-
Franklin W. Hobbs	11,217,810.350	75,490.635	-	-
Thomas J. Neff	11,212,864.661	80,436.324	-	-
James L.L. Tullis	11,218,630.213	74,670.772	-	-

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC
		(since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of
		The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004);
		Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1988	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2001	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Executive Vice President	Elected in 1997	Partner and Investment Manager, joined Lord Abbett in 1996.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Partner, Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; Financial Industry Consultant for venture capitalist (2001 – 2003).

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2001	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000-2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

Approval of Advisory Contracts

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management teams conducted by members of the Contracts Committee during the year.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper, Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Funds, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Funds, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Funds.

The specific considerations for each Fund are set forth below.

Global Equity Fund

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the fourth quintile of its performance universe for the nine-month period, in the second quintile for the one-year and five-year periods, in the fourth quintile for the three-year period, and in the fifth quintile for the ten-year period. The Board also observed that the investment performance was below that of the Lipper Global Large-Cap Core Index for the nine-month, three-year, and ten-year periods and above that of the Index for the one-year and five-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had implemented an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 1.60%, the total expense ratios of Class B and Class C to not more than 2.25%, and the total expense ratio of Class Y to not more than 1.25%, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms. The Board observed that the contractual and actual management and administrative services fees were approximately six basis points below the median of the peer group. The Board observed that the total expense ratio of Classes A, B, C, and Y were approximately the same as the median of the peer group. The Board also observed that the Fund had a relatively high level of transfer agent and shareholder servicing costs, due to its relatively small average account size.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Global Income Fund

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the third quintile of its performance universe for the nine-month, one-year, and five-year periods, and in the fourth quintile for the three-year and ten-year periods. The Board also observed that the investment performance was below that of the Lipper Global Income Fund Index for each of those periods. The Board noted that it was not possible to find an adequate performance comparison for the Fund because the Fund invested to a greater degree in high-quality debt securities than most other global income funds. The Board noted that this difference in the investment strategy contributed to the Fund's underperformance.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that Lord Abbett had implemented an expense reimbursement agreement for the Fund that limited the total expense ratio of Class A to not more than 1.30%, the total expense ratios of Class B and Class C to not more than 1.95%, the total expense ratio of Class P to not more than 1.40%, and the total expense ratio of Class Y to not more than 0.95%, and that the Board and Lord Abbett had agreed to a new expense reimbursement agreement with the same terms. The Board observed that the contractual and actual management and administrative services fees were approximately two basis points below the median of the peer group. The Board observed that the total expense ratio of Class A was approximately five basis points above the median of the peer group, the total expense ratios of Class B and Class C were approximately the same as the median of the peer group, the total expense ratio of Class P was approximately twenty-one basis points above the median of the peer group, and the total expense ratio of Class Y was approximately five basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Funds' Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2006, are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

37.20% of the ordinary income distributions paid by the Global Equity Fund during fiscal 2006 is qualified dividend income. For corporate shareholders, 18.33% of the Global Equity Fund's ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid by Global Equity Fund to shareholders during the fiscal year ended December 31, 2006, $4,204,712 and $4,991,077, respectively, represent short-term and long-term capital gains.

Also, for foreign shareholders, of the distributions paid by the Global Income Fund to shareholders during the fiscal year ended December 31, 2006, $917,831 represents interest-related dividends.

Lord Abbett Global Fund, Inc.
  Equity Series

Income Series

LAGF-2-1206
(2/07)

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2006 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

Item 3:	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2006 and 2005 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2006	2005
Audit Fees {a}	$75,000	$73,000
Audit-Related Fees {b}	15	20
Total audit and audit-related fees	75,015	73,020

Tax Fees {c}	14,719	14,721
All Other Fees	- 0 -	- 0 -

Total Fees	$89,734	$87,741

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

{c} Fees for the fiscal year ended December 31, 2006 and 2005 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees {a}	$100,000	$105,500

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended December 31, 2006 and 2005 were:

	Fiscal year ended:
	2006		2005
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Comotmittee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT GLOBAL FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT GLOBAL FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2007